UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2014 (August 27, 2014)

Education Management Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-34466	25-1119571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sixth Avenue, Pittsburgh, Pennsylvania	15222
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (412) 562-0900

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)

☐	Pre-commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))

☐	Pre-commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e−4(c))

Item 7.01. - Regulation FD Disclosure

On August 27, 2014, Education Management Corporation (the “Company”) issued a press release announcing it had reached an agreement in principle with its secured lenders and bondholders to restructure its outstanding indebtedness (the “Restructuring”). A copy of the August 27, 2014 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. A further description of the terms of the Restructuring is attached as Exhibit 99.2 and incorporated herein by reference.  The Restructuring contemplates implementation on an out-of-court basis over the objection of dissenting creditors in the event that less than 100% of the secured lenders and bondholders consent to the transaction.

Item 9.01 - Financial Statements and Exhibits

(a)    None.

(b)    None.

(c )     None.

(d)    Exhibits
Exhibit 99.1 Press release dated August 27, 2014
Exhibit 99.2 Restructuring Overview and Highlights

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION MANAGEMENT CORPORATION

By:    /s/ J. Devitt Kramer
Name:    J. Devitt Kramer
Title:    Senior Vice President, General Counsel & Secretary

Dated:  August 27, 2014

EXHIBIT INDEX

Exhibit No.                    Description

99.1                        Press release dated August 27, 2014

99.2                        Restructuring Overview and Highlights